                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                    FORM 8-A


               For Registration of Certain Classes of Securities
                    Pursuant to Section 12(b) or (g) of the
                        Securities Exchange Act of 1934


                                  PeoplePC Inc.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                    Delaware                      13-4048510
                    --------                      ----------
            (State of Incorporation            (I.R.S. Employer
                or Organization)               Identification No.)

              100 Pine Street, Suite 1100, San Francisco, CA 94111
              ----------------------------------------------------
                    (Address of Principal Executive Offices)

          If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to
General Instruction A.(c), check the following box.  [   ]

          If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [ X ]

          Securities Act registration statement file number to which this form relates: 333-34114

          Securities to be registered pursuant to Section 12(b) of the Act:


            Title Of Each Class                  Name Of Each Exchange On Which
            To Be So Registered                  Each Class Is To Be Registered
           --------------------                  ------------------------------
                    None                                       None

          Securities to be registered pursuant to Section 12(g) of the Act:

                          Common Stock, Par Value $.0001
                          ------------------------------
                                (Title of Class)

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT


ITEM 1.   DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

          Incorporated by reference to the information contained in the section titled "Description of Capital Stock" in the Registrant's Registration Statement on Form S-1/A filed with the Securities and Exchange Commission on August 4, 2000 (file number 333-34114) (the "Form S-1 Registration Statement").

ITEM 2.   EXHIBITS

          The following exhibits are filed as part of this registration statement:

          3.1* Amended and Restated Certificate of Incorporation of the
               Registrant.

          3.2* Form of Amended and Restated Certificate of Incorporation of the
               Registrant to be filed upon the closing of the offering.

          3.3* Amended and Restated Bylaws.

          3.4* Form of Amended and Restated Bylaws of the Registrant to be in effect after the closing of the offering.

          4.1* Specimen Common Stock Certificate.


_______________________

*Incorporated by reference to the corresponding exhibit filed with the Form S-1 Registration Statement.

                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


Date: August 9, 2000          PeoplePC Inc.



                              By: /s/  Glen A. Kohl
                                  -----------------------------------------
                                  Glen A. Kohl
                                  Senior Vice President, Corporate Affairs,
                                  General Counsel and Corporate Secretary